Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes [Abstract]
INCOME TAXES

9. INCOME TAXES

The income tax provision, for the years ended December 31, differs from that computed using the statutory income tax rate for the following reasons:

millions of Canadian dollars	2016	2015
Income before provision for income taxes	$244	$545
Statutory income tax rate	31%	31%
Income taxes, at statutory income tax rates	76	169
Deferred income taxes on regulated income recorded as regulatory assets and regulatory liabilities	(47)	(31)
Non-taxable portion of gains on APUC transactions	(34)	-
Non-deductible (non-taxable) portion of foreign exchange and mark-to-market adjustments related to the TECO Energy acquisition	21	(18)
Financing deductions	(17)	(10)
Tax effect of equity earnings	(10)	(11)
Manufacturing and investment allowances	(7)	(5)
Foreign tax rate variance	(5)	2
Other	1	(3)
Income tax expense (recovery)	$(22)	$93
Effective income tax rate	(9%)	17%

The statutory income tax rate of 31 per cent represents the combined Canadian federal and Nova Scotia and New Brunswick provincial corporate income tax rates, which are the relevant tax jurisdictions for Emera.

The following reflects the composition of taxes on income from continuing operations presented in the Consolidated Statements of Income for the years ended December 31:

millions of Canadian dollars	2016	2015
Current income taxes
Canada	$13	$42
United States	18	26
Other	15	5
Deferred income taxes
Canada	$(113)	$11
United States	151	14
Other	-	(1)
Operating loss carry forwards
Canada	(2)	(4)
United States	(104)	-
Income tax expense (recovery)	$(22)	$93

The following reflects the composition of income before provision for income taxes presented in the Consolidated Statements of Income for the years ended December 31:

millions of Canadian dollars	2016	2015
Canada	$71	$349
United States	44	137
Other	129	59
Income before provision for income taxes	$244	$545

The deferred income tax assets and liabilities presented in the Consolidated Balance Sheets as at December 31 consisted of the following:

millions of Canadian dollars	2016	2015
Deferred income tax assets:
Tax loss carry forwards	$1,036	$72
Regulatory liabilities - cost of removal	388	42
Tax credit carry forwards	318	7
Derivative instruments	173	204
Pension and post-retirement liabilities	147	129
Regulatory liabilities – deferrals related to derivative instruments	101	94
Asset retirement obligations	47	47
Other	355	136
Total deferred income tax assets before valuation allowance	2,565	731
Valuation allowance	(58)	(18)
Total deferred income tax assets after valuation allowance	$2,507	$713
Deferred income tax (liabilities):
Property, plant and equipment	$(3,625)	$(960)
Derivative instruments	(202)	(264)
Net investment in direct financing lease	(103)	(89)
Other	(124)	(130)
Total deferred income tax liabilities	$(4,054)	$(1,443)
Consolidated Balance Sheets presentation:
Long-term deferred income tax assets	125	32
Long-term deferred income tax liabilities	(1,672)	(762)
Net deferred income tax liabilities	$(1,547)	$(730)

For regulated entities, to the extent deferred income taxes are expected to be recovered from or returned to customers in future rates, a regulatory asset or liability is recognized, unless specifically directed otherwise by a regulator. These amounts include a gross up to reflect the income tax associated with future revenues required to fund these deferred income tax liabilities, and the income tax benefits associated with reduced revenues resulting from the realization of deferred income tax assets.

Emera’s gross net operating loss (“NOL”) carry forwards, capital loss carry forwards and tax credit carry forwards as at December 31, consisted of the following:

millions of Canadian dollars	2016	2015
Canada
NOL	$199	$103
Capital loss	77	84
United States
Federal NOL	$2,595	$48
State NOL	1,183	225
Capital loss	14	4
Tax credit	318	30
Other
NOL	$22	$14

The following table summarizes as at December 31, 2016 the deferred tax assets associated with NOL, capital loss and tax credit carry forwards and the associated expiration periods, and the valuation allowances for amounts which Emera has determined that realization is uncertain:

	Deferred Tax	Valuation	Net Deferred	Expiration
millions of Canadian dollars	Asset	Allowance	Tax Asset	Period
Canada
NOL	$61	$(27)	$34	2026-2036
Capital loss	16	(16)	-	Indefinite
United States
Federal NOL	$908	$-	$908	2024-2036
State NOL	45	(1)	44	2017-2036
Capital loss	3	(3)	-	2018-2019
Tax credit	318	-	318	2019-2036
Other
NOL	$3	$(3)	$-	2017-2023

Considering all evidence regarding the utilization of the Company’s deferred income tax assets, it has been determined that Emera is more likely than not to realize all recorded deferred income tax assets, except for the loss carry forwards noted above and unrealized capital losses on certain investments. A valuation allowance of $58 million has been recorded as at December 31, 2016 (2015 - $18 million) related to the loss carry forwards and investments.

The following table provides details of the change in unrecognized tax benefits for the years ended December 31 as follows:

millions of Canadian dollars	2016	2015
Balance, January 1	$6	$5
Increases due to tax positions related to current year	12	-
Increases due to tax positions related to a prior year	-	1
Balance, December 31	$18	$6

The total amount of unrecognized tax benefits as at December 31, 2016 was $18 million (2015 - $6 million), which would affect the effective tax rate if recognized. The total amount of accrued interest with respect to unrecognized tax benefits was $1 million (2015 - $1 million). No penalties have been accrued. The balance of unrecognized tax benefits could change in the next twelve months as a result of resolving Canada Revenue Agency (“CRA”) and Internal Revenue Service audits. A reasonable estimate of any change cannot be made at this time.

The Company intends to indefinitely reinvest earnings from certain foreign operations. Accordingly, US and non-US income and withholding taxes for which deferred taxes might otherwise be required have not been provided for on a cumulative amount of temporary differences related to investments in foreign subsidiaries of approximately $667 million as at December 31, 2016 (2015 - $669 million). It is impractical to estimate the amount of income and withholding tax that might be payable if a reversal of temporary differences occurred.

Emera files a Canadian federal income tax return, which includes its Nova Scotia and New Brunswick provincial income tax. Emera’s subsidiaries file Canadian, US, Barbados, St. Lucia and Dominica income tax returns. As at December 31, 2016, the Company’s tax years still open to examination by taxing authorities include 2005 and subsequent years.

NSPI and the CRA are currently in a dispute with respect to the timing of certain tax deductions for NSPI’s 2006 through 2010 taxation years. The ultimate permissibility of the tax deductions is not in dispute; rather, it is the timing of those deductions. The cumulative net amount in dispute to date is $62 million, including interest. NSPI has prepaid $23 million of the amount in dispute, as required by CRA.

Should NSPI be successful in defending its position, all payments including applicable interest will be refunded. If NSPI is unsuccessful in defending any portion of its position, the resulting taxes and applicable interest will be deducted from amounts previously paid, with the excess, if any, owing to CRA. The related tax deductions will be available in subsequent years. Should NSPI receive similar notices of reassessment for the years not currently in dispute, further payments will be required; however, the ultimate permissibility of these deductions would be similarly not in dispute.

NSPI and its advisors believe that NSPI has reported its tax position appropriately and NSPI is disputing the reassessments through the CRA Appeal process. NSPI continues to assess its options to resolving the dispute however the outcome of the Appeal process is not determinable at this time.